Exhibit 99.1: Pro Forma Financial Information

On October 8, 2008, Shumate Industries, Inc. and its wholly owned subsidiary Shumate Machine Works, Inc. (“Machine Works”) consummated the sale of substantially all of Machine Works’ assets to American International Industries, Inc. (“Asset Sale”). The following unaudited pro forma condensed consolidated financial statements give effect to the Asset Sale. The statements are derived from, and should be read in conjunction with, our historical financial statements and notes thereto, as presented in our Annual Report Form on 10-KSB for the year ended December 31, 2007 and our Quarterly Report on Form 10-Q for the period ended June 30, 2008.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 assumes the Asset Sale occurred on June 30, 2008. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2008, the year ended December 31, 2007 and December 31, 2006, give effect to the Asset Sale as if it had occurred as of January 1, 2008, January 1, 2007, and January 1, 2006, respectively.

The unaudited pro forma financial information is presented for illustrative purposes and is not designed to represent, and does not represent, what the financial position or operating results would have been had the Asset Sale been completed as of the dates assumed, nor is it intended to project our future financial position or results of operations.

SHUMATE INDUSTRIES, INC.
Unaudited Proforma Condensed Consolidated Balance Sheet
As of June 30, 2008

		Elimination of	Proforma without
	Historical	Machine Works	Machine Works
ASSETS
Current assets:
Cash and cash equivalents	$-		$-
Accounts receivable, net of allowance for doubtful accounts	338,088	(310,054)	28,034
Inventory	1,616,356	(581,590)	1,034,766
Prepaid expense and other current assets	482,726	(9,353)	473,373

Total current assets	2,437,170	(900,997)	1,536,173

Fixed assets, net of accumulated depreciation	2,103,472	(1,656,989)	446,483
Patents, net of accumulated amortization	342,588		342,588
Deposits	67,340	(2,000)	65,340

Total assets	$4,950,570	$(2,559,986)	$2,390,584

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,503,085	$(961,596)	$541,489
Accounts payable - releated party	40,170		40,170
Accrued expenses	1,551,148	(357,192)	1,193,956
Deferred Gain	301,497		301,497
Note Payable - related party	11,765		11,765
Current portion of notes payable - other	403,297		403,297
Current portion of capital lease obligation	30,757		30,757
Current portion of equipment notes payable	190,620	(190,620)	-
Current portion of convertible notes payable	3,269,905		3,269,905
Current portion of term note payable - Stillwater National Bank	1,689,765	(1,595,920)	93,845
Line of credit - Stillwater National Bank	755,104	(755,104)	-

Total current liabilities	9,747,113	(3,860,432)	5,886,681

Long term liabilities:
Long term portion of equipment notes payable	21,527	(21,527)	-
Long term portion of term note payable - Stillwater National Bank	2,648,976	(2,648,976)	-

Total long term liabilities	2,670,503	(2,670,503)	-

Total liabilities	12,417,616	(6,530,935)	5,886,681

Stockholders' equity (deficit):
Common stock	21,429	696	22,125
Additional paid-in-capital	23,061,662	695,622	23,757,284
Accumulated deficit	(30,550,137)	3,274,631	(27,275,506)

Total stockholders' equity (deficit)	(7,467,046)	3,970,949	(3,496,097)

Total liabilities and stockholders' equity (deficit)	$4,950,570	$(2,559,986)	$2,390,584

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SHUMATE INDUSTRIES, INC.
Unaudited Proforma Condensed Consolidated Statement of Operations
For the six months ended June 30, 2008

		Elimination of	Proforma without
	Historical	Machine Works	Machine Works

REVENUES	$3,071,570	$(3,003,695)	$67,875

COST OF REVENUES
Cost of revenues	3,130,956	(2,434,991)	695,965
Depreciation expense	237,007	(200,233)	36,774

Total cost of revenues	3,367,963	(2,635,224)	732,739

GROSS PROFIT	(296,393)	(368,471)	(664,864)

OPERATING EXPENSES:
Selling, general and administrative	2,373,385	(382,329)	1,991,056
Depreciation expense	77,832	-	77,832
Bad debt expense (recovery)	163,429	20,000	183,429
Research and development	196,212	-	196,212

Total operating expenses	2,810,858	(362,329)	2,448,529

LOSS FROM OPERATIONS	(3,107,251)	(6,142)	(3,113,393)

OTHER INCOME (EXPENSE)
Debt forgiveness income	-		-
Interest expense	(355,107)	156,060	(199,047)

NET LOSS	$(3,462,358)	$(149,918)	$(3,312,440)

Basic net income (loss) per share	$(0.17)		$(0.15)
Diluted net income (loss) per share	(0.17)		(0.15)

Weighted average shares outstanding-Basic	20,830,961		21,527,279
Weighted average shares outstanding-Diluted	20,830,961		21,527,279

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SHUMATE INDUSTRIES, INC.
Unaudited Proforma Condensed Consolidated Statement of Operations
For the year ended December 31, 2007

		Elimination of	Proforma without
	Historical	Machine Works	Machine Works

REVENUES	$9,033,614	$(7,928,763)	$1,104,851

COST OF REVENUES
Cost of revenues	6,605,358	(6,082,769)	522,589
Depreciation expense	416,536	(373,909)	42,627

Total cost of revenues	7,021,894	(6,456,678)	565,216

GROSS PROFIT	2,011,720	(1,472,085)	539,635

OPERATING EXPENSES:
Selling, general and administrative	6,396,410	(900,821)	5,495,589
Depreciation expense	191,912		191,912
Bad debt expense (recovery)	-		-
Research and development	1,741,434		1,741,434

Total operating expenses	8,329,756	(900,821)	7,428,935

LOSS FROM OPERATIONS	(6,318,036)	(571,264)	(6,889,300)

OTHER INCOME (EXPENSE)
Debt forgiveness income	-		-
Interest expense	(892,748)	547,845	(344,903)

NET LOSS	$(7,210,784)	$(23,419)	$(7,234,203)

Basic net income (loss) per share	$(0.36)		$(0.36)
Diluted net income (loss) per share	(0.36)		(0.36)

Weighted average shares outstanding-Basic	20,061,282		20,061,282
Weighted average shares outstanding-Diluted	20,061,282		20,061,282

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SHUMATE INDUSTRIES, INC.
Unaudited Proforma Condensed Consolidated Statement of Operations
For the year ended December 31, 2006

		Elimination of	Proforma without
	Historical	Machine Works	Machine Works

REVENUES	$7,719,882	$(7,403,802)	$316,080

COST OF REVENUES
Cost of revenues	5,665,243	(5,443,871)	221,372
Depreciation expense	368,127	(368,127)	-

Total cost of revenues	6,033,370	(5,811,998)	221,372

GROSS PROFIT	1,686,512	(1,591,804)	94,708

OPERATING EXPENSES:
Selling, general and administrative	3,427,349	(1,056,167)	2,371,182
Depreciation expense	82,360	(1,430)	80,930
Bad debt expense (recovery)	(20,000)	20,000	-
Research and development	750,639		750,639

Total operating expenses	4,240,348	(1,037,597)	3,202,751

LOSS FROM OPERATIONS	(2,553,836)	(554,207)	(3,108,043)

OTHER INCOME (EXPENSE)
Debt forgiveness income	2,000,000	(2,000,000)	-
Interest expense	(755,295)	501,271	(254,024)

NET LOSS	$(1,309,131)	$(2,052,936)	$(3,362,067)

Basic net income (loss) per share	$(0.09)		$(0.22)
Diluted net income (loss) per share	(0.09)		(0.22)

Weighted average shares outstanding-Basic	15,367,674		15,367,674
Weighted average shares outstanding-Diluted	15,367,674		15,367,674

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Notes to Unaudited Pro Forma Condensed
Consolidated Financial Statements

NOTE 1. ASSET SALE

These pro forma financial statements have been prepared to give effect to our sale of the assets of Machine Works (the "Asset Sale") to American International Industries, Inc. (“Purchaser”). The aggregate purchase price consists of assumption by Purchaser of (i) $5 million of promissory notes due Stillwater National Bank and Trust Company and (ii) certain other liabilities, including without limitation, accounts payable of Machine Works.

NOTE 2. PRO FORMA ADJUSTMENTS

The pro forma Balance Sheet as of June 30, 2008, contains certain adjustments. In the column labeled “Elimination of Machine Works”, adjustments are included for the elimination of all purchased assets, assumed liabilities and assumed interest bearing debt including but not limited to the promissory notes due Stillwater National Bank and Trust Company. The liabilities assumed include trade payables and select accrued liabilities. The interest bearing debt also includes an equipment loan for a delivery truck. As the Assumed Liabilities exceed the accounts receivable, inventory, cash and pre-paid assets (otherwise known as “Negative Working Capital”), then Shumate Industries, Inc. the parent company and owner of the Company will issue unregistered common shares at market price (provided that such price shall not exceed $0.40) to make up the difference on a dollar for dollar basis, not to exceed $700,000. In this proforma, Shumate would be required to issue American approximately 696,318 shares of common stock. However, the actual number of shares to be issued to Purchaser will be determined upon finalization of an Adjusted Closing Date Balance Sheet to be delivered within 45 days of the October 8, 2008 closing date as more fully discussed in Item 2.01 of the Current Report on 8-K to which this Exhibit 99.1 is attached.

The pro forma adjustments to the Statement of Operations as of June 30, 2008, December 31, 2007 and December 31, 2006, include the elimination of all income and expense related to the operations of Shumate Machine works as of January 1 for each presented period.